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                              PLACEMENT AGENT AGREEMENT

Spelman & Co., Inc.
2355 Northside Drive, Suite 200
San Diego, California 92108

Dear Sirs:

    Monterey Pasta Company, a California corporation (the "Company"), proposes to offer and sell to selected purchasers, upon the terms and subject to the conditions set forth in the enclosed Private Placement Memorandum dated April 10, 1996 (the "Memorandum"), up to 915,000 shares of its common stock (the "Shares"), at a purchase price of $4.375 per Share all as more particularly described in the Memorandum.

    1. APPOINTMENT AND EXCLUSIVITY. The Company hereby appoints Spelman & Co., Inc., a California corporation ("Placement Agent"), to act as its exclusive placement agent in connection with the offer and sale of the Shares. By its acceptance hereof, Placement Agent agrees to act in such capacity and to use its best efforts to find purchasers for the Shares in accordance with the terms and conditions of the Memorandum and this Agreement.

    2. PRIVATE PLACEMENT. Offers and sales of the Shares will not be registered under the Securities Act of 1933 (the "Securities Act") and the qualification requirements of state securities laws in reliance on the exemption from registration or qualification for offers and sales made only to "accredited investors" in accordance with the provisions of Sections 4(2) and 4(6) of the Securities Act and the rules and regulations promulgated thereunder. Except in the event that this Agreement terminates without a purchase of the Shares, the Company will not offer any securities of the same class as, or securities similar to, the Shares from the date hereof to six months following the closing of the sale of the Shares if such further offering might cause the offering of the Shares to be deemed to be a public offering for purposes of the Securities Act. Placement Agent will furnish prospective accredited investors with a Memorandum and such further documents as are designated by the Company for delivery to prospective investors (the "Disclosure Documents"). All Disclosure Documents shall contain such materials and information, and shall be in such form, as counsel for the Company shall deem necessary or advisable. The accuracy and completeness of the Disclosure Documents shall be the responsibility of the Company.

    3.   SALE OF THE SHARES

         3.1 A Subscription Agreement and Registration Rights Agreement must be completed by each subscriber and returned by Placement Agent, together with any other documents that may be required under state securities laws, to the Company at such address as may be specified in the Subscription Agreement or Memorandum. The Placement Agent shall ascertain that the

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Subscription Agreement and Registration Rights Agreement have been properly completed in full prior to its return.

         3.2 The Company shall have the right to accept or reject any and all subscriptions. Upon receipt of the Subscription Agreement, the Company will determine promptly (and in any event within five (5) business days after such receipt) whether to accept the proposed subscriber. Should the Company determine to accept the subscriber, it shall (i) execute an acceptance on the Subscription Agreement, (ii) execute the Registration Rights Agreement, (iii) cause a Certificate to be issued in accordance with the instructions in the Subscription Agreement, and (iv) deliver each of the foregoing to the Placement Agent, for delivery to the subscriber upon clearance of the subscription check. If the Company determines to reject any subscription, it will promptly return to Placement Agent the Subscription Agreement and Registration Rights Agreement. Placement Agent shall then promptly return the tendered Subscription Agreement, Registration Rights Agreement and subscription check to the subscriber.

    4. COMPENSATION. For its services as Placement Agent in soliciting and obtaining purchasers of the Shares, the Company shall grant and issue to Placement Agent warrants to purchase 1 Share of Common Stock (the "Warrants") for each $10 in Shares sold, exercisable at a price of $6.50, for a term of seven (7) years commencing on the Effective Date. The Warrants will provide for customary registration rights and shall be substantially in the form of Exhibit "A". Upon execution of this Agreement, the Company shall pay to Placement Agent a non-refundable execution and expense fee of $25,000 for non-accountable expenses.

    5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Placement Agent and that:

         5.1 The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of California, and has full corporate power and authority to conduct business as described in the Memorandum under the laws of the State of California and every other jurisdiction in which it conducts business or owns or leases property.

         5.2 The Company has prepared the Memorandum to be used in connection with the offer and sale of the Shares to purchasers only and may prepare amendments or supplements thereto. The offer and sale of the Shares is intended to be exempt from registration pursuant to Section 4(2) or 4(6) of the Securities Act and the rules and regulations promulgated thereunder.

         5.3 From the time of this Agreement and at all times subsequent thereto up to and including the Termination Date (as defined below) the Disclosure Documents will fully comply with the provisions of the Securities Act and the published rules and regulations thereunder and will not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subparagraph shall apply to statements in, or omissions from, the Disclosure

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Documents based upon and in conformity with written information furnished to the
Company by Placement Agent or on Placement Agent's behalf specifically for use with reference to Placement Agent in the preparation of the Disclosure
Documents.

         5.4 The accountants who have certified or shall certify the financial statements filed and/or incorporated by reference as part of the Memorandum are independent public accountants, as required by the Securities Act and the rules and regulations thereunder.

         5.5 Subsequent to the respective dates as of which information is given in the Memorandum and up to and including the Termination Date (defined below) and except as contemplated by or reflected in the Memorandum or any supplement to the Memorandum, (i) the Company has not incurred or will have incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, and (ii) there has not and will not have been any material adverse change in the condition (financial or other) of the Company and the Company has not become nor will have become a party to any legal or governmental proceedings which may result in any material adverse change in condition (financial or other) of the Company.

         5.6 The financial statements (including the related notes and schedules if any) of the Company and affiliates set forth in the Memorandum fairly present the financial positions of the entity to which they relate at the dates thereof. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise noted) throughout the periods involved; and since the dates of such financial statements there has been no material adverse change in the financial position of such entities.

         5.7 The Shares (including Shares issuable upon exercise of the Warrants) have been duly authorized by the Company, and when subscriptions for the Shares have been accepted by the Company as contemplated in the Memorandum (or the Warrants are exercised in accordance with their terms), the Shares will have been validly issued and will be fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

         5.8 The execution and delivery of this Agreement and the incurrence of the obligations and consummation of the transactions herein contemplated will not conflict with, or constitute a breach of or default under, the Articles of Incorporation or Bylaws of the Company or any material contract, indenture, mortgage, loan agreement or lease, to which the Company is a party or by which it may be bound, or any law, administrative regulation or court decree.

         5.9 The Company is not in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them may be bound whereby such violation or default (whether taken singly or in the aggregate) would have a material adverse effect upon the Company.

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         5.10 The person or persons who have signed this Agreement on behalf of the Company are duly authorized to so sign, and this Agreement is a valid, legal, and binding agreement of the Company enforceable in accordance with its terms.

         5.11 At all times subsequent to the date of this Agreement and up to and including the Termination Date, the representations and warranties made in this Section 5 will be true and correct with the same effect as if they had been made on and as of such time, except as may subsequently be disclosed in writing to the Placement Agent.

    6.   FURTHER AGREEMENTS OF THE COMPANY

         6.1 The Company covenants and agrees that it will pay or cause to be paid (i) all expenses and fees in connection with the preparation, printing, filing, delivery and shipping of the Memorandum and any amendments or supplements thereto, and (ii) filing fees, Placement Agent counsel's fees and expenses paid and incurred (in an amount not to exceed $500 per state) in connection with the exemption from qualification or registration of the Shares for offer and sale by Placement Agent under the securities laws of the applicable Blue Sky states.

         6.2 If at any time during the term of this Agreement any event shall have occurred as a result of which, in the opinion of counsel for the Company, the Memorandum as amended or supplemented includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Memorandum to comply with the Securities Act, the Company promptly will prepare and deliver to the Placement Agent an appropriate amendment or supplement.

         6.3 The Company will deliver to Placement Agent from time to time without charge as many copies of the Disclosure Documents (and, in the event of an amendment or supplement to the Disclosure Documents pursuant to the provisions of this Agreement, of such amended or supplemented Disclosure Documents) as the Placement Agent may reasonably request.

         6.4 The Company will use its best efforts to qualify the Shares for sale, or perfect exemptions from the qualification of the Shares for sale, in such jurisdiction as Placement Agent shall reasonably designate and will continue such qualifications or exemptions so long as required for the offering of the Shares as contemplated herein. The Company covenants and agrees that neither the Company nor any officer, director, shareholder, partner or employee of the Company will make any offer or sale of the Shares unless such offer or sale is made in compliance with the Securities Act, and the rules and Agent regulations thereunder, and applicable Blue Sky securities laws.

         6.5 Placement Agent may arrange for one or more due diligence meetings during which the Company's senior officers will deliver an appropriate presentation to prospective institutional and retail investors. It is anticipated that the majority of any such meeting(s), if any, would be conducted at the Company's offices in San Francisco, California.

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         6.6  Until the offering is completed or abandoned, the Company agreed that, until May 31, 1996, it will not negotiate with any other underwriter or other person relating to a possible public or private offering or placement of the Company's securities. The Company represents and warrants that, except as disclosed to Placement Agent, its subsidiaries are wholly owned by it and that it has not granted any other person any right to underwrite or register shares thereof or agreed to pay any finders or financial services fees in connection with this offering.

    7.   AGREEMENTS OF PLACEMENT AGENT

         7.1 Placement Agent covenants and agrees to comply with any applicable requirements of the Securities Act, the Securities Exchange Act of 1934 ("Exchange Act"), applicable Blue Sky securities laws and the published rules and regulations thereunder (including, but not limited to, Sections 3(b), 4(2) and 4(6) of the Securities Act and Rules 505 and 506 thereunder, and the Rules of Fair Practice of the National Association of Securities Dealers ("NASD"). Placement Agent confirms that Placement Agent is registered as a broker-dealer and is in good standing under the Exchange Act, the California Corporate Securities Law and the securities laws of each state in which offers and sales of the Shares will be conducted by Placement Agent. Placement Agent also confirms that Placement Agent is a member in good standing of the NASD.

         7.2 Placement Agent is not authorized to act as agent of the Company in any connection or transaction, and Placement Agent agrees not to act as such agent and not to purport to do so without the prior written approval of the Company. Placement Agent agrees that if and when the Company supplies Placement Agent with copies of any supplement to the Disclosure Documents, Placement Agent will affix such copies of such supplement to copies of the Disclosure Document already in Placement Agent's possession, and that thereafter Placement Agent will only distribute offering materials containing such supplement and that Placement Agent will accept subscriptions only from investors who have received a copy of the Disclosure Document containing such supplement. Placement Agent further agrees to comply with all instructions from the Company concerning the destruction of out-dated Disclosure Documents and the use of supplemented or amended Disclosure Documents.

         7.3 Placement Agent will not sell the Shares pursuant to this Agreement unless the Disclosure Documents and any amendments or supplements thereto are furnished to the subscriber a reasonable time prior to sale of the Shares.

         7.4 Placement Agent will use reasonable efforts to select investors who Placement Agent reasonably believes meet the investor suitability requirements which are set forth in the Memorandum and Subscription Agreement. Placement Agent will, for a period of two years, maintain in Placement Agent's files a copy of the Subscription Agreement for each investor for whom Placement Agent acts as Placement Agent.

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    8.   INDEMNIFICATION

         8.1 The Company agrees to indemnify and hold harmless Placement Agent and each person, if any, who controls Placement Agent within the meaning of the Securities Act against any losses, claims, damages or liabilities, including reasonable attorneys fees, to which Placement Agent or such controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Documents or any amendment or supplement to the Disclosure Documents or furnished to Placement Agent for use in selling the Shares, or (ii) the omission or alleged omission to state in the Disclosure Documents or any amendment or supplement to the Disclosure Documents a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Placement Agent and each such controlling person for any reasonable legal or other expenses reasonably incurred by Placement Agent or such controlling person in connection with defending any such claim, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by Placement Agent specifically for use with reference to Placement Agent in the preparation of the Disclosure Documents or any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         8.2 Placement Agent agrees to indemnify and hold harmless the Company and each person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, including attorneys fees, to which the Company or such person or control persons may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Documents or any amendment or supplement to the Disclosure Documents or (ii) the omission or alleged omission to state in the Disclosure Documents or any amendment or supplement to the Disclosure Documents a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case as to subparagraphs
(i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Placement Agent or on Placement Agent's behalf specifically for use with reference to Placement Agent in the preparation of the Memorandum or any such amendment thereof or supplement thereto; or (iii) Placement Agent's failure to comply with the provisions of Section 7 of this Agreement; and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Placement Agent may otherwise have.

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         8.3  Promptly after receipt by an indemnified party under this Section
8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 8 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

    9.   EFFECTIVE DATE AND TERMINATION

         9.1 This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto (the "Effective Date"). This Agreement shall terminate upon earliest to occur of (i) the date upon which subscriptions for the maximum number of Shares offered have been accepted by the Company, which date the Company shall designate by notice to Placement Agent in writing; or (ii) May 31, 1996 or such later date as may be mutually agreed upon by the Company and Placement Agent (the "Termination Date").

         9.2 Notwithstanding the foregoing, Placement Agent, at its option, may terminate this Agreement by giving notice to the Company if: (i) the Company shall have become a defendant in any litigation which, in Placement Agent's opinion, may reasonably be expected to result in a judgment having materially adverse consequences for the Company or there shall have been, since the respective dates as of which information is given in the Disclosure Documents, any material adverse change in the condition, financial or otherwise, of the Company, which change in Placement Agent's judgment shall render it inadvisable to proceed with the delivery of the Shares, or (ii) there shall have been any important change in market levels, major catastrophe, substantial change in national, international or world affairs, national calamity, act of God, or other event or occurrence which, in Placement Agent's judgment, will materially disrupt the financial markets of the United States, or (iii) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on such Exchange by the Commission or by such Exchange, or (iv) a general banking moratorium shall have been declared by federal or state authorities.

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    10.  SURVIVAL OF WARRANTIES AND REPRESENTATIONS AND INDEMNIFICATION.  The
representations and warranties of the Company set forth in Section 5, the covenants of Placement Agent in Section 7 and the respective indemnity agreements of the Company and Placement Agent contained in Section 8, shall remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Company, Placement Agent or any controlling person referred to in Section 8, and shall survive the delivery of and payment for the Shares, and any successor of Placement Agent or the Company or of any such controlling person or any legal representative of any such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity agreements.


    11. NOTICES. Except as in this Agreement otherwise provided, (a) whenever notice is required by the provisions of this Agreement or otherwise to be given to the Company, such notice shall be in writing addressed to the Company at 353 Sacramento Street, San Francisco, California 94111, Attn: President, and
(b) whenever notice is required by the provisions of this Agreement or otherwise to be given to Placement Agent, such notice shall be in writing addressed to Placement Agent at the address set forth on the first page of this Agreement. Any notice referred to herein may be given in writing or by telegraph or telephone and if by telegraph or telephone shall be immediately confirmed in writing. Notice (unless actual) shall be effective upon mailing or telegraphic transmission, as the case may be.

    12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. Except as provided in the next sentence, this Agreement is made solely for the benefit of Placement Agent, the Company or controlling persons thereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement, and the term "successors and assigns," as used in this Agreement, shall not include any purchaser, as such purchaser, of any of the Shares.

    13. NO PARTNERSHIP. Nothing herein contained shall constitute the Placement Agent and the Company an association, partnership, unincorporated business or other separate entity.

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    Please confirm your agreement to become Placement Agent under the terms and conditions herein set forth by signing and returning the enclosed duplicate copy of this Agreement at once to the Company at the address specified in Section 11 above.

                                       Very truly yours,

                                       MONTEREY PASTA COMPANY
                                       a California  corporation


                                       By: /s/ Norman E. Dean
                                          --------------------------
                                          Norman E. Dean, President and CEO


AGREED AND ACCEPTED:

SPELMAN & CO., INC.
a California corporation


By: /s/ Richard P. Woltman
    -----------------------------------
    Richard P. Woltman, President

DATED:  April 12, 1996

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